EXHIBIT 10.2

                              AQUISITION AGREEMENT


         THIS AQUISITION AGREEMENT (the "Agreement") is made and entered into as of January 24th, 2008 (the "Effective Date") by and between
         EMERGING MEDIA HOLDINGS Inc. (EMH) Company of USA, a Nevada corporation (the "Company")
AND
         MEDIA TOP PRIM Ltd. (MEDIA TOP PRIM), Rep. of Moldova Corporation represented by Radu GUTU, acting on the base of Power of Attorney.

         NOW THEREFORE, in consideration of the mutual promises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                          SECTION 1. EXCHANGE OF SHARES

         1.1 Exchange. The acquisition will be made through share exchange. The purchase price will be established in preferred stocks. The amount and conditions for share exchange will be set forth in an Additional Agreement to the present agreement after closing date of Audit.

         1.2 Assets. As of the date of Closing, the assets of MEDIA TOP PRIM shall consist of the Contracts, Intellectual Property, Tangible and Intangible Assets and Records and Documents described in Section 1.2 (a) through (d) hereof (collectively, the "Assets"), free and clear of all liens.

                  (a) Contracts. All rights and benefits of the Shareholder under all agreements associated with the Assets, any and all other license and other agreements (if any), including, without limitation. "Contracts" means all contracts, agreements and other arrangements whether written or oral, to which MEDIA TOP PRIM is a party as to which the breach, non-performance, failure to renew, or cancellation could have a material adverse effect on the Assets.

                  (b) Intellectual Property. All rights, title and interest in and to, all Republic of Moldova and licenses, copyrights (registered and unregistered) and copyright applications, and other rights associated with the foregoing, existing now or in the future with respect to the Assets, including, without limitation the right to sue for past infringement thereof and all other proprietary rights that MEDIA TOP PRIM owns, licenses, or possesses the right to use with respect to the Assets (collectively, the "Intellectual Property").

                  (c) Tangible and Intangible Assets. All tangible and intangible personal property rights of MEDIA TOP PRIM in and to the Assets (the "Tangible and Intangible Assets").

                  (d) Records and Documents. All books, records, files, papers, databases, and other data located at MEDIA TOP PRIM facilities or elsewhere in MEDIA TOP PRIM's custody or control (directly or indirectly), or pertaining to the Assets.

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         1.3 Closing Date. The closing ("Closing") shall occur after the closing date of Audit (the "Closing Date"). The Closing will take place at the offices of EMH, 1809 E. BROADWAY ST, SUIT 17, Oviedo, Florida 32765, or, at such other date, time and place or manner, as may be agreed upon by the parties.

                            SECTION 2. PURCHASE PRICE

         2.1 Purchase Price. The price will be established in preferred stocks through an Additional Agreement to the present agreement after the closing date of Audit.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

         3.1 Shareholder's Representations and Warranties. The Shareholder hereby represents and warrants to the Company, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

                  (a) Organization and Qualification. MEDIA TOP PRIM is a commercial company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. MEDIA TOP PRIM has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary. The copies of the articles of incorporation and bylaws of MEDIA TOP PRIM, which have been (or will be, at least two days before the Closing Date) delivered to the Company, are complete and correct and are in full force and effect at the date hereof.

                  (b) Authorization; No Restrictions, Consents or Approvals. The Shareholder has full power and authority to enter into and perform this Agreement. This Agreement has been duly executed by the Shareholder and constitutes the legal, valid, binding and enforceable obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. The execution and delivery of this Agreement, the exchange of Shares and the consummation by MEDIA TOP PRIM of the transactions contemplated herein, do not and will not on the Closing Date (i) conflict with or violate any of the terms of the articles of incorporation and bylaws of MEDIA TOP PRIM or any applicable law relating to the Shareholder or MEDIA TOP PRIM, (ii) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any agreement, obligation or instrument by which the Shareholder MEDIA TOP PRIM is bound or to which any property of the Shareholder or MEDIA TOP PRIM is subject, or constitute a default thereunder,
(iii) result in the creation or imposition of any lien on any of the assets of the Shareholder or MEDIA TOP PRIM, (iv) constitute an event permitting termination of any agreement or instrument to which the Shareholder or MEDIA TOP PRIM is a party or by which any property or asset of the Shareholder or MEDIA TOP PRIM is bound or affected, pursuant to the terms of such agreement or

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instrument, or (v) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which the Shareholder or MEDIA TOP PRIM is a party or by which the Shareholder or MEDIA TOP PRIM may be bound, or result in the violation by the Shareholder or MEDIA TOP PRIM of any laws to which the Shareholder or MEDIA TOP PRIM may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by the Shareholder of this Agreement or the performance by the Shareholder of his obligations hereunder.

                  (c) Capitalization. All shares of MEDIA TOP PRIM are issued and outstanding and owned by the Shareholders.

                  (d) Subsidiaries. MEDIA TOP PRIM is sole shareholder of EMH-GARANT-SISTEM Ltd. (TV channel TNT BRAVO). According to present agreement EMH-GARANT-SISTEM Ltd. represents a subsidiary of MEDIA TOP PRIM and it's subject to acquisition.

                  (e) Brokers' Fees. MEDIA TOP PRIM has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

                  (f) Assets. MEDIA TOP PRIM has good and marketable title to the Assets, free and clear of any lien.

                  (g) Intellectual Property and Tangible and Intangible Assets. MEDIA TOP PRIM owns or possesses all right, title and interest (or holds valid licenses) to use, whether or not registered, all Intellectual Property and Tangible and Intangible Assets. MEDIA TOP PRIM is exclusive right holder (on contract base) in Moldova of Russian TV channel TNT, programs owned by Gazprom Media, a wholly owned subsidiary of the Gazprom Corporation. The Audit will include at the closing date a complete and accurate list of all such Intellectual Property and Tangible and Intangible Assets (identifying those owned and those licensed), including all agreements (including, without limitation, agreements pursuant to which the MEDIA TOP PRIM has granted licenses to third parties to use any Intellectual Property or Intangible Asset) relating thereto. All actions reasonably necessary to maintain the registered Intellectual Property and Tangible and Intangible Assets have been taken by MEDIA TOP PRIM. The use by MEDIA TOP PRIM of any of the Intellectual Property or Tangible and Intangible Assets does not violate the proprietary rights of any other person and no claims have been asserted by any person with respect to the use of the Assets by MEDIA TOP PRIM. No person is infringing upon the Assets. MEDIA TOP PRIM has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property. MEDIA TOP PRIM is not a party to any confidentiality, secrecy or similar agreements with third parties.

                  (i) Disclosure. No statement, representation or warranty by the Shareholder in this Agreement, contains any untrue statement of material fact, or omits to state a material fact, necessary to make such statements, representations and warranties not misleading.

         3.2 Company's Representations and Warranties. The Company hereby represents and warrants to the Shareholder, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

                  (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary, except in any case where a failure so to qualify would not have a material adverse effect on the Company. The copies of the articles of incorporation and bylaws of the Company, which have been delivered to the Shareholder, are complete and correct and are in full force and effect at the date hereof.

                  (b) Authorization; No Restrictions, Consents or Approvals. The Company has full power and authority to enter into and perform this Agreement and all corporate action necessary to authorize the execution and delivery of this Agreement and the performance its obligations hereunder has been duly taken. This Agreement has been duly executed by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) Disclosure. No statement, representation or warranty by the Company in this Agreement, contains any untrue statement of a material fact, or omits to state any material fact, necessary to make such statements, in the light of the circumstances under which they were made, not misleading.

                  (d) No Broker. The Company has used no broker, and knows of no broker, which may have a claim against Shareholder for brokerage of this transaction.


                      SECTION 4. COVENANTS PRIOR TO CLOSING

         The Shareholder covenants that, except as otherwise consented to in writing by the Company, from and after the date hereof until the Closing or the earlier termination of this Agreement the Shareholder (i) will use reasonable efforts consistent with past practice to preserve the Assets, (ii) shall not enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the Assets; and (iii) shall not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any Lien to be placed upon the Assets.

                               SECTION 5. CLOSING

         5.1 Conditions to the Company's Obligations. The obligations of the Company under this Agreement, (including, without limitation, the obligation to consummate and effect the exchange of shares), shall be subject to satisfaction of the following conditions, unless waived by the Company:

                  (a) The Shareholder shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (b) All representations and warranties of the Shareholder herein shall have been true and correct in all material respects when made (or will have been made true and correct by the Closing Date), shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such Closing Date.

                  (c) There shall not have occurred any material adverse change with respect to the Assets or MEDIA TOP PRIM.

                  (d) The Shareholder shall have executed and delivered to the Company all documents necessary to transfer all issued and outstanding shares of MEDIA TOP PRIM to the Company, as contemplated by this Agreement.

                  (e) The Shareholder shall have delivered to Company an opinion, dated the Closing Date, substantially in a form reasonably satisfactory to the Company which shall include the subject matter contained in Section 3.1
(a) (b), (c) and (g).

         5.2 Conditions to the Shareholder's Obligations. The obligations of the Shareholder under this Agreement, (including, without limitation, the obligation to consummate and effect the share exchange) shall be subject to satisfaction of the following conditions, unless waived by the Shareholder:

                 (a) The Company shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing Date.

                  (b) All of the representations and warranties of the Company herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of, and with reference to such Closing Date.

         5.3 The Shareholder's Closing Documents. At the Closing, the Shareholder shall deliver to the Company, in form and substance reasonably satisfactory to the Company, all consents required under the Contracts, and appropriate documents to effect or evidence the sale, conveyance, assignment and transfer to the Company of the issued shares of MEDIA TOP PRIM as contemplated hereby and necessary to place the Company, in full possession and enjoyment of all issued shares of MEDIA TOP PRIM as contemplated hereby, including the following:

                  (a) A certificate evidencing the issued shares of MEDIA TOP PRIM registered in the name of the Company.

                  (b) Copies of MEDIA TOP PRIM's bylaws and resolutions adopted by the board of directors of authorizing the execution and delivery of, and performance of the Shareholder's obligations under, this Agreement.

                  (c) A certified copy of MEDIA TOP PRIM Bylaw, including amendments, if any, together with a certificate of good standing for MEDIA TOP PRIM issued by the Secretary of State of the jurisdiction of its incorporation and dated not more than 1 business days prior to the Closing Date.

     SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION


         6.1 Survival of Representations and Warranties and Covenants. The representations, warranties, covenants, and obligations of the Company and the Shareholder set forth in this Agreement and in any certificate, agreement, or instrument delivered in connection with the transactions contemplated hereby, shall survive the Closing for a period of three years.

         6.2 Indemnification by the Shareholder. In addition to and not in limitation of the Shareholder's indemnification obligations set forth elsewhere in this Agreement, Shareholder shall, defend, indemnify, and hold harmless the Company and its affiliates and its respective officers, directors, shareholders, agents and employees (individually, a "Company Indemnitee" and collectively the "Company Indemnitees"), from and against any and all claims, losses, deficiencies, liabilities, obligations, damages, penalties, punitive damages, costs, and expenses (including, without limitation, reasonable legal, accounting and consulting fees), whether or not resulting from third party claims (collectively, "Losses"), suffered by a Company Indemnitee, which arise out of or result from:

                  (a) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Shareholder in this Agreement or in any document, certificate or affidavit delivered by the Shareholder pursuant to the provisions of this Agreement;

                  (b) any obligation, liability, debt or commitment of MEDIA TOP PRIM which is not disclosed herein, whether or not paid by the Company; and

                  (c) any other matter related to the use or ownership of the Assets prior to the Closing (including, but not limited to, all acts, omissions and conditions existing or occurring prior to the Closing for which any of the Company Indemnitees is alleged to be liable pursuant to any successor or similar theory of liability).

         6.3 Indemnification by The Company. The Company shall defend, indemnify and hold harmless, the Shareholder from and against any and all Losses, suffered by the Shareholder, which arise out of or result from any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in any document, certificate or affidavit delivered by the Company pursuant to the provisions of this Agreement.

         6.4 Indemnification Payments. All indemnity payments, whether by the Company or the Shareholder, to be made under this Agreement, shall be made in immediately available funds.

         6.5 Procedure for Third Party Claims.

                  (a) Notice to the indemnifying party shall be given promptly after receipt by the Shareholder or the Company Indemnitee of actual knowledge of the commencement of any action or the assertion of any claim that will likely result in a claim by it for indemnity pursuant to this Agreement. Such notice shall set forth in reasonable detail the nature of such action or claim to the extent known, and include copies of any written correspondence or pleadings from the party asserting such claim or initiating such action. The indemnified party shall be entitled, at its own expense, to assume or participate in the defense of such action or claim. If the indemnifying party assumes the defense of such action or claim, it shall be conducted by counsel chosen by such party and approved by the party seeking indemnification, which approval shall not be unreasonably withheld.

                  (b) For actions where the indemnifying party does not exercise its right to assume the defense, the party seeking indemnification shall assume and control the defense of and contest such action with counsel chosen by it and approved by the indemnifying party, which approval shall not be unreasonably withheld. The indemnifying party shall be entitled to participate in the defence of such action, the cost of such participation to be at its own expense. The indemnifying party shall pay the reasonable attorneys' fees and expenses of the party seeking indemnification to the extent that such fees and expenses relate to claims as to which indemnification is payable under Sections 6.2 or 6.3, as such expenses are incurred.

                  (c) Both the indemnifying party and the indemnified party shall cooperate fully with one another in connection with the defense, compromise, or settlement of any such claim or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control.

                  (d) No indemnified party shall have the right to settle any action brought against it without the consent of the indemnifying party. The indemnifying party shall have the right to settle any action brought against an indemnified party as long as the indemnified party has been delivered a complete release as a condition of the settlement.

         6.6 Remedies Cumulative. The remedies provided for herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party. Section 6.6 shall not limit, impair or modify any provisions of this Agreement or otherwise impose any additional liability or obligation on the Company for any liability or obligation of the Shareholder, other than the Company's obligation to indemnify the Shareholder hereunder.

         6.7 Successors. The merger, consolidation, liquidation, dissolution or winding up of, or any similar transaction with respect to the parties hereto, shall not affect in any manner the obligations of the parties pursuant to
Section 6 or any other term or provision of this Agreement, and the parties covenant and agree to make adequate provision for their liabilities and obligations hereunder in the event of any such transaction.

                         SECTION 7. GENERAL PROVISIONS.

         7.1 Documentary Taxes. Each party shall pay any documentary or other taxes, arising from the issuance of any capital stock by such party.

         7.2 No Third Party Beneficiaries. Nothing in this Agreement shall it be construed, to confer any rights or benefits upon any person (including, but not limited to, any employee or former employee of the Shareholder) other than the parties hereto, and solely to the extent provided in Section 6, the Shareholder and the Company Indemnitees, and no other person, shall have any rights or remedies hereunder.

         7.3 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other party shall be entitled, without the necessity of pleading or proving irreparable harm or lack of an adequate remedy at law or posting any bond or other security, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof. Any such claim for specific performance shall be brought and determined in the appropriate federal or state court, in the State of Florida and in no other forum. The parties hereby irrevocably submit to the jurisdiction of any such Florida state court or federal court in Florida, in connection with such claim for a specific performance.

         7.4 Severability. If any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         7.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         7.6 Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors, heirs and permitted assigns.

         7.7 Notices. Any notice, report, demand, waiver, consent or other communication given by a party under this Agreement shall be in writing, may be given by a party or its legal counsel, and shall deemed to be duly given upon delivery by Federal Express or similar overnight courier service which provides evidence of delivery, or when delivered by facsimile transmission if a copy thereof is also delivered in person or by overnight courier. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

Notice to the Shareholder shall be sufficient if given to:

                                         MEDIA TOP PRIM Ltd.
                                         19/8 Moldova Street
                                         Ialoveni city, Republic of Moldova
                                         Facsimile: + 373 22 23 79 79


Notice to the Company shall be sufficient if given to:
                                         EMERGING MEDIA HOLDINGS, Inc.
                                         1809 E. BROADWAY ST, SUIT 17,
                                         Oviedo, Florida 32765,
                                         Facsimile: (407) 971-8468

         7.8 Oral Evidence. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

         7.9 Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         7.10 Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in State of Florida (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         7.11 Tax Returns. The Shareholder agrees to file or cause to have filed any federal, state, and local tax returns as required for the Company from the time of its incorporation until the Closing Date. A copy of all such returns will be provided to the Company as soon as practicable after their filing.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed under seal as of the date first above written.

                              SECTION 8. SIGNATURES


EMERGING MEDIA HOLDINGS, Inc.


                       By:  /s/ Iurie Bordian
                            -----------------------------------
                            Iurie Bordian,CEO

MEDIA TOP PRIM Ltd.


                       By:  /s/ Radu Gutu
                            ---------------------------------------
                            Radu Gutu, Attorney